United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

March 31, 2014

Date of Report

PRAXSYN CORPORATION

(Exact name of Registrant as specified in its Charter)

Illinois	333-130446	20-3191557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18011 Sky Park Circle, Suite N Irvine, CA 92614
(Address of Principal Executive Offices)

(949) 777-6112
(Registrant’s Telephone Number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially, depending upon a variety of factors, many of which are not within our control. These factors include, but are not limited to, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations and our failure to successfully develop, compete in and finance our current and intended business operations.

NAME REFERENCES

In this Current Report, references to “Praxsyn,” the “Company,” “we,” “our,” “us” and words of similar import refer to “Praxsyn Corporation,” the Registrant, which is an Illinois corporation and where applicable, include the current and intended business operations of Pharmacy Development Corp., a California corporation (“PDC”), our acquisition of which is discussed below in Item 2.01.

EXPLANATORY NOTE

The Form 8-K/A previously filed on April 3, 2014 that provided corrected information about the Company’s acquisition of PDC did not include the audited financial statements of PDC and did not include the pro forma financial information. This amendment is filed to provide the audited financial statements of PDC and the pro forma financial information.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 31, 2014, Praxsyn closed an Agreement and Plan of Merger Agreement (the “APMA”) with Pharmacy Development Corp., a California corporation (“PDC”) whereby the Company acquired PDC through a forward triangular merger into the Company’s wholly owned subsidiary PDC, Inc., a Nevada corporation in exchange for five hundred thousand (500,000) shares of the Company’s Series D Convertible Preferred Stock (the “Series D Stock”).

PDC, through its wholly owned subsidiary Mesa Pharmacy, Inc. (“MESA”), focuses on providing custom compounded non-narcotic, transdermal topical pain medications that are marketed to industrial health physicians and clinics. MESA has developed a series of topical ointments, in different strengths, that provide the pain relief.

FINANCIAL INFORMATION

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements. These forward-looking statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending upon a variety of factors. These factors include, but are not limited to, economic conditions generally in the United States and internationally, and in the markets in which we have and may participate in the future, competition within our chosen industry, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations and our failure to successfully develop, compete in and finance our current and intended business operations.

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Management’s Discussion and Analysis of Financial Condition and Results of Operations

Results of Operations of PDC

Our revenues increased from $5,529,101 in 2012 to $6,988,536 in 2013; the $1,459,435 increase in revenues was primarily attributable to increased marketing and a reformulation of our compounding product which comprises the primary source of our revenues. Our costs of sales decreased from $874,614 (15.8% of revenues) in 2012 to $694,180 (9.9% of revenues) in 2013; the $180,434 decrease in costs of sales was primarily attributable to the reformulation of our compounding product. Our general and administrative expenses decreased from $15,151,551 in 2012 to $1,304,002 in 2013; the $13,847,549 decrease in general and administrative expenses was primarily attributable to stock based compensation in 2012 totaling $13,383,270 compared to $0 in 2013. Our selling and marketing expenses increased from $1,296,733 in 2012 to $1,790,841 in 2013; the $494,108 increase in selling and marketing expenses was wholly attributable to increased revenues as the Company is obligated to pay out 13% of all revenues to our sales referral providers. Our interest expenses decreased from $5,580,322 in 2012 to $2,390,931 in 2013; the $3,189,391 decrease in interest expenses was primarily attributable to the lack of factoring activity in late 2013. $2,634,080 in interest expense was recorded in early 2014 due to factoring accounts receivable related to sales from October through December of 2013. Our net other loss decreased from $561,135 in 2012 to $38,359 in 2013; the $522,776 decrease in net other loss was primarily attributable to a reduction in interest expense attributable to significant note extinguishments/settlements during 2012. The foregoing resulted in an improvement from a net loss of $16,324,142 in 2012 to net income of $230,061 in 2013.

Liquidity

We had cash of $37,494 at December 31, 2013, whereas we had cash of $325,551 at December 31, 2012; the $288,057 decrease in cash was primarily attributable to the lack of factoring activity in late 2013. The Company received $1,419,023 in cash on January 2, 2014. We had a working capital deficit of $5,919,145 at December 31, 2013, whereas we had a working capital deficit of $1,799,838 at December 31, 2012; the $4,119,307 increase in working capital deficit was primarily attributable to increases in accounts payable, accrued liabilities, and accrued interest of $2,176,831. The remainder of the increase in working capital deficit can be attributed to the lack of factoring activity, and therefore cash inflows, in late 2013.

Off-Balance Sheet Arrangements

We had no off-balance sheet arrangements for the years ended December 31, 2013 and 2012.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

(b) Pro forma financial information.

(c) Exhibits.

Exhibit No.	Exhibit Description

99.1	Financial Statements for Pharmacy Development Corp

99.2	Pro Forma Financial Statements

Documents Incorporated by Reference

None; not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXSYN CORPORATION

Date:	July 16, 2014	By:	/s/ Ed Kurtz
Ed Kurtz
Chief Executive Officer

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